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                          SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC 20549

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                                       FORM 8-K

                                    CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):       July 20, 1998
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                            TransCor Waste Services, Inc.
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                (Exact name of registrant as specified in its charter)


               Florida                    1-11822                65-0369288
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      (State or other jurisdiction     (Commission             (IRS Employer
             of incorporation)          File Number)       (Identification No.)


                      1502 Second Avenue, East - Tampa, FL 33605
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                       (Address of principal executive offices)


      Registrant s telephone number, including area code:     (813) 248-3878
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            (Former name or former address, if changed since last report.)


      Item 2.   Disposition of Assets

           On July 20, 1998, TransCor Waste Services, Inc., executed an agreement to sell the stock of its wholly-owned operating subsidiary, Kimmins Recycling Corp., as described in a press release, a copy of which is being filed as Exhibit 1 to this Form 8-K. The transaction is scheduled to close on August 31, 1998.

      Item 7.   Financial Statements and Exhibits

            Exhibit 1 - Press Release dated July 23, 1998


                                    SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSCOR WASTE SERVICES, INC.

      Dated:     July 27, 1998
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                               By:  /s/ Joseph M. Williams
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                                    Name:     Joseph M. Williams
                                    Title:    President


                                                                      Exhibit 1


      FOR IMMEDIATE RELEASE: THURSDAY, JULY 23, 1998

      KIMMINS CORP. AND TRANSCOR WASTE SERVICES, INC., ANNOUNCES SALE OF KIMMINS RECYCLING CORP.


      TAMPA, FLORIDA, THURSDAY, JULY 23, 1998...TransCor Waste Services, Inc. and Kimmins Corp. (NYSE: KVN)

      TransCor Waste Services, Inc. President, Mr. Joseph M. Williams announced today that, "The common stock of our solid waste subsidiary, Kimmins Recycling Corp., will be sold to Eastern Environmental Services of Florida, Inc. This transaction, along with the prior sale of the Miami and Jacksonville operations, results in a total sale price of $62.7 million to be paid in cash and stock." Mr. Williams added, "Both companies have executed a definitive agreement and closing is expected by August 31, 1998."

      Mr. Williams added, "Earlier this year, we sold our Jacksonville and Miami operations to Eastern Environmental. That transaction opened up negotiations for the sale of the balance of our solid waste business and led us to re-examine our long-range plans as a regional solid waste company in Florida. The combined transaction exits TransCor from the solid waste industry and provides additional cash for other future opportunities."

      The   closing  of  this  transaction  is  subject  to  customary  closing conditions and certain governmental approvals.

      TransCor, a regional solid waste and recycling company, provides services to commercial, industrial, and residential customers in the state of Florida. TransCor's services include transfer, collection, transportation, waste segregation, recycling, demolition, and disposal. TransCor is headquarter in Tampa, Florida, and operates facilities in Miami, Dade County; Clearwater, Pinellas County; Tampa, Hillsborough County; and Ft. Myers, Lee County.

      Kimmins Corp. (NYSE:  KVN) owns  74 percent of  TransCor Waste  Services,
      Inc.

      Contact:  Joseph M. Williams
                TransCor Waste Services, Inc.
                (813) 247-0182